UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2008
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 25, 2008, Caterpillar Inc. held an analyst conference call regarding the fourth-quarter 2007 financial results.  A copy of the conference call transcript is attached and furnished as Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference.  The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.  In addition, the Registrant does not assume any obligation to update such information in the future.

A. Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits:
	99.1	January 25, 2008 Conference Call Transcript – 4th Quarter 2007

B.  Correction

We wish to correct a forward-looking statement reported today in the Reuters News Service by Ms. Anshuman Daga with the Caption "DAVOS - Caterpillar CEO expects record results in 2009," which suggest that Caterpillar is providing additional outlook for 2009.  Caterpillar has not issued an update beyond the current outlook, which only includes 2008.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

January 25, 2008	By:	/s/ James B. Buda
James B. Buda
Vice President